Supplement to the June 16, 1997 Prospectus, as supplemented,
                  For the New York Spinnaker Prospectus

                   Supplement dated November 24, 2009



Federated Insurance Series has authorized the liquidation of the Federated International Equity Fund II on or about March 12, 2010. Effective March 11, 2010, Federated International Equity Fund II will be closed to new purchases in preparation for the liquidation.

Contract Owners invested in the Federated International Equity Fund II will need to supply transfer instructions and updated allocation designations regarding the portfolio to First Symetra National Life Insurance Company of New York prior to March 11, 2010. If you do not provide us with updated allocations and transfer instruction prior to this date, we will allocate any remaining investments you have in the Federated International Equity Fund II to the Pioneer Money Market VCT Portfolio.